U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         MARCH 10, 2006
                                                 -------------------------------


                              THERMODYNETICS, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-10707                06-1042505
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[State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
of incorporation)                                            Identification No.)

      51 DAY HILL ROAD, WINDSOR, CONNECTICUT                       06095
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     (Address of principal executive offices)                    (Zip Code)


                                  860-683-2005
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                         (Registrant's telephone number)


                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         As of March 14, 2006, Thermodynetics, Inc. (the "COMPANY") engaged Dawnay Day Corporate Finance Limited ("DDCFL") and Dawnay Day Townsley ("DDT") pursuant to an appointment agreement dated March 10, 2006 (the "APPOINTMENT AGREEMENT") as summarized below:

               o DDCFL is to serve as the financial and nominated advisor to the Company, and ultimately to the PLC, defined below. The nominated advisor provides compliance oversight and acts as a regulatory arm of the London Stock Exchange.

               o DDT, a division of Dawnay, Day Brokers Limited, is to serve as the broker to the PLC, defined below.

               o The Company organized a registered Public Limited Company in the United Kingdom which is expected to change its name to Turbotec Products PLC ("PLC"). PLC is planned to acquire all of the common stock of the Company's US-based subsidiary, Turbotec Products, Inc.

               o PLC is to apply for admission to trading on the AIM Market of the London Stock Exchange in conjunction with a share placing of the ordinary shares of the PLC.

               o Approximately $3.5 million, net of expenses, are anticipated to be raised by DDT through the placing or subscription of original issue new ordinary shares of the PLC to United Kingdom persons.

               o Approximately $3.5 million, net of expenses, are anticipated to be raised by DDT through the placing or sale of ordinary shares of the PLC to be sold by the Company to United Kingdom persons.

               o Thereafter, it is anticipated that the Company will retain approximately 60% of the then issued shares of the PLC.

               o DDCFL and DDT will be paid out of the proceeds of the offering following:

                     o Six (6%) percent commission on the value of the shares placed at the placing price by the Company and the PLC.

                     o  A fee of (pound)120,000 by the PLC.

                     o  Reasonable expenses by the PLC.

               o Following admission on AIM, DDCFL will act as the nominated advisor and DDT will act as broker to the PLC.

               o The Company, the PLC, DDCFL and DDT will, immediately prior to admission to AIM, enter into a placing agreement, a nominated advisor agreement, and a broker agreement.

               o DDCFL and DDT are to be appointed for a minimum of 12 months subject to certain exceptions specified in the Appointment Agreement.

         The above summary of the Appointment Agreement is an interpretation by the Company of certain terms of such agreement, and does not contain all of the information that may be important or material in making any investment decision with respect to the Company. A copy of the full text of the Appointment Agreement is attached as an exhibit to this Form 8-K, and reading the full text of such agreement is highly encouraged.

         There can, of course, be no assurance that the offering and admission will proceed as the process is subject to finalization and to market conditions and the offering will not be underwritten.

ITEM 8.01.  OTHER EVENTS.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is an announcement with respect to the appointment of Dawnay Day Corporate Finance Limited as the financial advisor to the Company, and ultimately as nominated advisor to the PLC, and further the appointment of Dawnay, Day Townsley Limited, a division of Dawnay, Day Brokers Limited, to serve as the broker to the PLC, and forward-looking statements as presented in a press release of March 15, 2006.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

Exhibit
Number            Description of Exhibits
------            --------------------------------------------------------------

 10.1 Appointment of Dawnay Day Corporate Finance Limited and Dawnay Day Townsley agreement dated as of March 10, 2006

 99.1             Press Release issued by the Company on March 15, 2006





                                   SIGNATURES






         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


(Registrant)
THERMODYNETICS, INC.



BY: /s/Robert A. Lerman
   ----------------------------
    Robert A. Lerman, President

Date: March 15, 2006